SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                                     CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


Date of Report (date of earliest event reported):         December 28, 1998


                      Bear Stearns Asset Backed Securities, Inc.
                     (as depositor under the Pooling and Servicing
                  Agreement, dated as of September 1, 1998, providing
             for the issuance of Bear Stearns Asset Backed Securities, Inc.
                        Champion Home Equity Loan Trust 1998-1,
                 Champion Home Equity Loan Asset-Backed Certificates,
                                     Series 1998-1).

                 (Exact name of registrant as specified in its charter)


Delaware                        333-43091              13-3836437
(State or Other Jurisdiction    (Commission           (I.R.S. Employer
of Incorporation)               File Number)          Identification No.)


245 Park Avenue
New York, New York                                              10167
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:             (212) 272-4095

Item 5.         Other Events

Filing of Pooling and Servicing Agreement and MBIA Insurance Corporation Policy
- -----------------------------------------------------------------------------
     In connection with the offering of the Champion Home Equity Loan Trust 1998-1 Home Equity Loan Asset-Backed Certificates, Series 1998-1, on September 30, 1998, Bear Stearns Asset Backed Securities, Inc. (the "Depositor") entered into a Pooling and Servicing Agreement dated as of September 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Champion Mortgage Co., Inc., as seller and servicer, and Harris Trust and Savings Bank, as trustee.

                On behalf of Champion Home Equity Loan Trust 1998-1,
                Champion Home Equity Loan Asset-Backed Certificates, Series 1998-1, a Trust created pursuant to the Pooling and Servicing Agreement, dated September 1, 1998, by Harris Trust & Savings Bank, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
                December 28, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due September 25, 2028.


                A.      Monthly Report Information:
                        See Exhibit No. 1

                B. No delinquency in payment under the Insurance and Reimbursement Agreement has occurred.

                C.      Have any deficiencies occurred?   NO.
                               Date:
                               Amount:

                D. Were any amounts paid or are any amounts payable under the Insurance and Reimbursement Agreement? NO
                                Amount:

                E.      Are there any developments with respect to the
                        Insurance and Reimbursement Agreement?         NONE.

                F.      Item 1: Legal Proceedings:             NONE

                G.      Item 2: Changes in Securities:         NONE

                H Item 4: Submission of Matters to a Vote of Certificatholders: NONE

                I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

         Exhibit No.

                1.      Monthly Distribution Report dated December 28, 1998.


CHAMPION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
SERIES 1998-1

STATEMENT TO CERTIFICATEHOLDERS PREPARED BY THE MASTER
SERVICER
PURSUANT TO SECTION 5.03 OF THE POOLING AND SERVICING
AGREEMENT (PSA)
DATED AS OF SEPTEMBER 1, 1998


                                               Distribution Date:      12/28/98

5.03(a)i     Available Funds for the related Distribution Date     7,388,583.56

             Class A-1 Certificate Rate                                 5.35234%
             Class A-2 Certificate Rate                                 8.12000%

5.03(a)ii    Previous Class A-1 Principal Balance                290,418,936.45
             Previous Class A-2 Notional Principal Balance        21,000,000.00

             Previous Pool Principal Balance                     292,641,802.58

5.03(a)iii   Aggregate Principal Collections for the Due Period    4,931,633.34
             Aggregate Interest Collections for the Due Period     2,369,299.79
             Total Collections Received during the Due Period      7,300,933.13

5.03(a)iv    Number and Principal Balances of Mortgage   NUMBER     PRINCIPAL
             Loans subject to Principal Prepayments     OF LOANS     BALANCE
                                                              79   4,500,562.36

5.03(a)v     The Amount of all Curtailments that were Received
             during the Due Period                                    76,493.77

5.03(a)vi    Principal Portion of all Monthly Payments Received      354,577.21
             during the Due Period

5.03(a)vii   Amount of Interest Received on the Mortgage Loans     2,369,299.79

5.03(a)viii  Amount Required to be Paid by the Seller
             Pursuant to Section 2.02 of the PSA                           0.00
             Pursuant to Section 2.04 of the PSA                           0.00
             Pursuant to Section 2.06 of the PSA                           0.00

5.03(a)ix    Amount of Monthly Advances                              144,932.03
             Amount of Compensating Interest                          40,265.82

5.03(a)x     The Certificate Rate on the Class A-1                      5.35234%
             The Certificate Index                                      5.04234%

5.03(a)xi    The Class A-1 Principal Distribution Amount           5,795,381.91

             The Class A-1 Interest Distribution Amount            1,424,885.82
             The Class A-2 Interest Distribution Amount              142,100.00
                  Total Interest Distribution Amount               1,566,985.82






CHAMPION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES     12/28/98
 Page 2 of 3
SERIES 1998-1







5.03(a)xii   Outstanding Class Interest Carryover Shortfall After Distribution
             Class A-1 Interest Carryover Shortfall                        0.00
             Class A-2 Interest Carryover Shortfall                        0.00

             Class A-1 Principal Shortfall Amount                          0.00

5.03(a)xiii  The Amount of the Insured Payments                            0.00

5.03(a)xiv   Amount distributed to the Class R Certificateholders          0.00

5.03(a)xv    The Class A-1 Principal Balance after Distribution  284,623,554.54
             The Class A-2 Notional Prin Bal after Distribution   21,000,000.00

5.03(a)xvi   The Weighted Average Remaining Term to Maturity                194
             The Weighted Average Loan Rate                            10.61518%

5.03(a)xvii  The Servicing Fee to be Paid to the Servicer
             Paid from Collection Account                             97,547.42

             The Amounts to be Paid to the Certificate Insurer
             Pursuant to Section 5.01(a)(4) of the PSA                     0.00
             Pursuant to Section 5.01(a)(8) of the PSA                     0.00

5.03(a)xviii The Premium Amount to be paid to the Certificate Insurer
             Pursuant to Section 5.01 of the PSA                      21,948.14

5.03(a)xix   Amount of all Payments or Reimbursements to the Servicer
             Pursuant to Section 3.03 of the PSA                           0.00

5.03(a)xx    The O/C Amount after giving effect to such payment    3,086,614.70
             The O/C Reduction Amount                                      0.00
             The Excess O/C Amt after giving effect to such pmt            0.00
             The Specified O/C Amount                              5,250,605.92
             The Excess Spread                                       863,748.57

5.03(a)xxi   The Amount Paid to the Class R Certificateholders
             Pursuant to Section 5.01(a)(9) of the PSA                     0.00

5.03(a)xxii  A-1 Distributable Excess Spread
             Pursuant to Section 5.01(a)(5)                          863,748.57

5.03(a)xxiii Number of Mortgage Loans at Beginning of Due Period           4495
             Number of Mortgage Loans at End of Due Period                 4416

5.03(a)xxiv  Pool Principal Balance as of the End of Due Period  287,710,169.24

5.03(a)xxv   The Number and Aggregate Principal Balances of Mortgage Loans
which are Delinquent (Delinquency Categories exclude Foreclosures and REOs)
                                                        NUMBER OF     PRINCIPAL
                                                        LOANS           BALANCE

                               30-59 Days                     51   3,048,829.91
                               60-89 Days                      8     633,019.16
                               90 or more                      5     400,905.28
                               REO                             0           0.00
                               Foreclosure                     0           0.00
                               Bankruptcy                      0           0.00

5.03(a)xxvi  Unpaid Principal of all loans that became Liquidated






             Loans during Due Period                                       0.00

5.03(a)xxvii Net Liquidation Proceeds Received during Due Period           0.00

5.03(a)xxviiiCumulative Losses on the Mortgage Loans                       0.00

5.03(a)xxix  The Book Value of any REO                                     0.00







CHAMPION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES     12/28/98
 Page 3 of 3
SERIES 1998-1

Factor Information (Per $1000)

5.03(a)ii    The Class A-1 Cert Beginning Balance Factor           968.06312150
             The Class A-2 Cert Beginning Notional Bal Factor    1,000.00000000

5.03(a)xi    The Class A-1 Cert Principal Distribution Factor       19.31793970

             The Class A-1 Cert Interest Distribution Factor         4.74961940
             The Class A-2 Cert Interest Distribution Factor         6.76666667

5.03(a)xii   Class A-1 Interest Carryover Shortfall Factor           0.00000000
             Class A-2 Interest Carryover Shortfall Factor           0.00000000

             Class A-1 Principal Shortfall Amount                    0.00000000

5.03(a)xv    The Class A-1 Cert Ending Balance Factor              948.74518180
             The Class A-2 Cert Ending Notional Balance Factor   1,000.00000000

5.03(a)xvii  The Servicing Fee Factor                                0.32512054


                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                        BEAR STEARNS ASSET BACKED
                                          SECURITIES, INC.
                                        By:  /s/ Keith Richardson
                                            --------------------------
                                             Name:  Keith Richardson
                                             Title: Assistant Vice President
Dated:  December 31, 1998